OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

Supplement dated December 28, 2010 to the Prospectus and
Statement of Additional Information dated December 28, 2010

This supplement amends the Prospectus and Statement of Additional Information of Oppenheimer Principal Protected Main Street Fund II, a series of Oppenheimer Principal Protected Trust II (the "Fund"), each dated December 28, 2010. Capitalized terms used herein are as defined in the Prospectus.

The Board of Trustees of the Fund has determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into the underlying fund, Oppenheimer Main Street Fund ("Main Street Fund") (the "Reorganization"). The Board unanimously approved an Agreement and Plan of Reorganization to be entered into between the Fund and Main Street Fund, pursuant to which Main Street Fund will acquire substantially all of the assets and assume certain liabilities of the Fund in exchange for shares of Main Street Fund.If the Reorganization takes place, Fund shareholders will receive shares of Main Street Fund equal in value to the value of the net assets of the shares of the Fund they hold immediately prior to the Reorganization. The shares of Main Street Fund to be received by shareholders of the Fund will be issued at net asset value without a sales charge and will not be subject to any contingent deferred sales charge. The Reorganization is expected to be tax-free for both the Fund and Main Street Fund and their respective shareholders. Following the Reorganization, the Fund will liquidate, dissolve and terminate its registration as an investment company under the Investment Company Act of 1940.

Prior to the Reorganization, Fund shareholders may redeem their shares or exchange them for shares of the same class of another Oppenheimer fund that offers an exchange privilege. If the net asset value of Fund shares is higher than the Warranty Amount on the Maturity date, no Warranty Amount would apply to such redemptions or exchanges or to the value of shares subject to the Reorganization. The net asset value of Fund shares is currently higher than the applicable Warranty Amount, but may be either higher or lower than that amount on the Maturity Date. The Fund will not be opened to new investments after the Maturity Date. In accordance with the Prospectus, during the Post-Warranty Period, which will commence immediately following the Warranty Period, the Fund will invest solely in Class Y shares of Main Street Fund.

The Reorganization is conditioned upon, among other things, approval by the Fund's shareholders. Shareholders of record, as of December 22, 2010, will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization and the shareholder meeting. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about January 31, 2011. The shareholder meeting is scheduled for March 18, 2011. If approved by the shareholders and certain conditions required by the Reorganization Agreement are satisfied, the Reorganization is expected to take place on or about March 25, 2011.

December 28, 2010                                                                                     PS0711.006

OPPENHEIMER

Principal Protected Main Street Fund II

Prospectus December 28, 2010

Shares of the Fund cannot be purchased except by the reinvestment of the Fund’s dividends and distributions.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency or any person.

Oppenheimer Principal Protected Main Street Fund II is a mutual fund that seeks capital preservation in order to have a net asset value on the Maturity Date at least equal to your original investment (reduced by any adjustments to the Warranty Amount permitted under the Warranty Agreement and less any sales charges, your share of extraordinary expenses and the proportional reduction for dividends paid in cash and redemption of Fund shares). The Fund seeks high total return as a secondary objective. Effective February 24, 2009, the Fund invests only in U.S. Government securities, including zero coupon bonds.

This prospectus contains important information about the Fund’s objective, investment policies, strategies and risks. It also contains important information about how to sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

     https://www.oppenheimerfunds.com/fund/investors/documents/summaryprospectus/00711>To Summary Prospectus

CONTENTS

          THE FUND SUMMARY

          Investment Objective

          Fees and Expenses of the Fund

           Principal Investment Strategies
          Principal Risks
          The Fund’s Past Performance
           Investment Adviser

          Portfolio Managers
          Purchase and Sale of Fund Shares
          Taxes
          Payments to Broker-Dealers and Other Financial Intermediaries

          MORE ABOUT THE FUND

           Overview
           About the Fund’s Investments
          The Warranty Agreement and the Financial Warranty

          How is the Warranty Amount Determined?
          How the Fund is Managed

          ABOUT YOUR ACCOUNT

          Special Investor Services

          AccountLink
          PhoneLink
          OppenheimerFunds Internet Website
          Reinvestment Privilege

          How to Sell Shares
          By Mail

          By Telephone

          How to Exchange Shares

          Shareholder Account Rules and Policies

          Dividends, Capital Gains and Taxes
          Financial Highlights of the Fund

THE FUND SUMMARY

Investment Objective. During the Warranty Period, the Fund will seek capital preservation in order to have a net asset value on the Maturity Date at least equal to the Warranty Amount. The Fund seeks high total return as a secondary objective.

Fees and Expenses of the Fund. The table below describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 26 of the prospectus and in the sections "How to Buy Shares" beginning on page 47 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) on purchases (as % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None	5%	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.25%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.26%	0.28%	0.23%
Warranty Fee	0.35%	0.35%	0.35%
Total Annual Fund Operating Expenses	1.11%	1.88%	1.83%

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed:				If shares are not redeemed:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$682	$909	$1,155	$1,856	$682	$909	$1,155	$1,856
Class B Shares	$693	$896	$1,226	$1,922	$193	$596	$1,026	$1,922
Class C Shares	$288	$581	$999	$2,167	$188	$581	$999	$2,167

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies. Oppenheimer Principal Protected Main Street Fund II is a “fund of funds” that normally invests a portion of its assets in shares of Oppenheimer Main Street Fund® and a portion of its assets in U.S. Government securities. Effective February 24, 2009, the Fund's assets have been completely and irreversibly reallocated to the debt portfolio, as explained further in the section “More About the Fund.” The Fund has an Offering Period, a Warranty Period and a Post-Warranty Period. Shares of the Fund were offered during an Offering Period but will not be offered during the Warranty Period, except in connection with reinvestment of dividends and distributions. The Offering Period was from November 10, 2003 to February 27, 2004.

The Warranty Period began on March 3, 2004 and will run until March 3, 2011 (the “Maturity Date”). During the Warranty Period, the Fund will seek primarily capital preservation, and secondarily high total return, formerly by allocating its assets between an equity portfolio (consisting of Class Y shares of Oppenheimer Main Street Fund) and a debt portfolio (consisting of U.S. Government securities, including zero coupon bonds and certain securities guaranteed by U.S. Government agencies and instrumentalities), and currently through its investments in the debt portfolio. Under the terms of the Warranty Formula (as defined below), between 0% to 100% of the Fund’s assets were allocated to the equity portfolio. During the Warranty Period, prior to February 24, 2009, the Fund invested a substantial portion of its assets in Class Y shares of Oppenheimer Main Street Fund (referred to as the “Underlying Fund”). Effective February 24, 2009, pursuant to the Warranty Formula and the terms of the Warranty Agreement, the Fund's assets have been completely and irreversibly reallocated to the debt portfolio. In this circumstance, the Fund’s ability to participate in upward equity market movements is eliminated.

Effective June 30, 2009, the Fund has entered into a Financial Warranty Agreement (the “Warranty Agreement”) with Main Place Funding, LLC (the “Warranty Provider”) pursuant to which the Warranty Provider has issued, subject to certain conditions, a financial warranty (the “Financial Warranty”) to the Fund. This is explained further in the section “More About the Fund.”

The Warranty Agreement contains a mathematical formula (the “Warranty Formula”) which provides the maximum amount of the Fund’s assets that may be invested in the equity component on any given day during the Warranty Period. To avoid losing the benefits of the Financial Warranty, the Fund must satisfy conditions of the Warranty Agreement that require the Manager to make investment allocation decisions based on the Warranty Formula.

The Fund's debt portfolio will principally consist of zero coupon U.S. Government securities, but may also include certain other securities guaranteed by U.S. Government agencies and instrumentalities and securities issued by government sponsored enterprises which are neither guaranteed nor insured by the U.S. Government. The securities in the debt portfolio will have a maturity approximately equal to the period remaining in the Warranty Period. During the Post-Warranty Period, the Fund may invest its assets in shares of the Underlying Fund.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Debt Securities. Debt securities may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

Most of the securities that the Fund invests in are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

RISKS ASSOCIATED WITH THE FINANCIAL WARRANTY. The Fund has entered into the Warranty Agreement with the Warranty Provider to try to make sure that on the Maturity Date shareholders will be able to redeem their shares of the Fund at their Warranty Amount. The Financial Warranty is solely the obligation of the Warranty Provider, as guaranteed by Bank of America Corporation (th “Guarantor:”) It is possible that the financial position of the Warranty Provider may deteriorate and it would be unable to satisfy the obligations under the Financial Warranty, and the financial position of the Guarantor may deteriorate and it would be unable to satisfy its obligations under its guarantee of the performance of warranty Provider’s obligation (the “Guarantee.”) As described above, shareholders could lose money if the Warranty Provider and Guarantor fail to or are unable to perform their obligations under the Warranty Agreement and Guarantee, respectively.

     The Warranty Agreement may be terminated by the Warranty Provider in certain circumstances, as discussed in “The Warranty Agreement and the Financial Warranty.” In such event, shareholders will not receive the Warranty Amount but instead will receive the Fund’s then-current net asset value when they redeem their shares, which may be lower than the Warranty Amount. Shareholders may receive less than their Warranty Amount in certain other circumstances as well. For example, the Warranty Agreement requires the Manager to make payments to the Warranty Provider upon the happening of certain specified events. If the Manager fails to make a required payment, the Warranty Provider may reduce its obligations under the Financial Warranty. As a result, a shareholder’s Warranty Amount may be reduced.

     In addition, as of February 24, 2009, the Manager has contractually reduced its management fee for the remainder of the Warranty Period, as the Fund became completely and irreversibly invested in the debt portfolio. The Manager has reduced the management fee to the extent necessary so that total annual operating expenses of the Fund are limited to certain agreed amounts (as described under “Advisory Fees”) for each share class (excluding certain extraordinary expenses and certain other expenses). However, if this reduction in the management fee is not sufficient to reduce total annual operating expenses to these limits, the Manager is not required to subsidize Fund expenses to assure that expenses do not exceed those limits. Under such circumstances, the aggregate Warranty Amount will be reduced by the portion of the Fund’s annual operating expenses that exceed these limits.
      Furthermore, a shareholder’s Warranty Amount per share will be reduced by the shareholder’s proportionate share of any certain extraordinary expenses incurred by the Fund, by any shortfall amount resulting from the negligence of the Manager, by dividends and distributions paid in cash, and by redemptions of Fund shares during the Warranty Period. If any of those were to occur, the shareholder will receive less than the shareholder’s original Warranty Amount on the Maturity Date. The Manager will not be responsible to the Fund for a reduction in the Warranty Amount due to an extraordinary expense or other shortfall resulting from the Manager’s negligent acts.

Risk of Default. A shareholder’s ability to receive the Warranty Amount depends on the financial condition of the Warranty Provider and the Guarantor. The Warranty Agreement is an obligation that runs solely to the Fund, not to the Fund’s shareholders, and shareholders would have no recourse against the Warranty Provider in the event it defaults on its obligation to the Fund. Since the Financial Warranty is solely an obligation of the Warranty Provider, as guaranteed by the Guarantor, an investment in the Fund involves a risk of loss if the Warranty Provider and the Guarantor are placed in receivership, or are otherwise unable to perform their obligations or default on their obligations, if any, to the Fund. In the event of an act of insolvency by the Warranty Provider and the Guarantor, the Fund’s board of trustees (the “Board”) could take a variety of actions including replacing the Financial Warranty. However, the Board is under no obligation to replace the Financial Warranty or otherwise find a substitute provider of principal protection. In each of the above circumstances, shareholders could suffer a loss of principal. No entity or person is obligated to make up any shortfall in the event the Warranty Provider and Guarantor default on their obligations to the Fund and the Fund’s assets are insufficient to redeem the Fund’s shares for the Warranty Amount on the Maturity Date. The Warranty Provider may, under certain conditions, assign its obligations under the Warranty Agreement to an affiliate, provided the Warranty Provider’s parent company guarantees the obligations of the affiliate. The Warranty Provider may assign its obligations under the Warranty Agreement to a non-affiliate only if the Board and the Manager have consented to such assignment. There is a risk that the substitute Warranty Provider may not have the financial resources to fulfill its obligations under the Warranty Agreement.

     The availability of the Financial Warranty on the Maturity Date is conditioned upon the Manager and the Fund satisfying their respective obligations under the Warranty Agreement. Should the Manager or the Fund fail to satisfy their respective obligations under the Warranty Agreement, the Warranty Provider is permitted to terminate the Financial Warranty and thus terminate its obligations to make any payment to the Fund if a shortfall exists on the Maturity Date. In addition, the availability of the Financial Warranty on the Maturity Date is conditional upon the Manager and the Fund’s Custodian providing certain information to the Warranty Provider. If the Manager or the Custodian fails to provide such information, the Warranty Provider may require the Fund to invest exclusively in the debt portfolio, which will eliminate the Fund’s ability to participate in upward equity market movements.

Risks Associated with Asset Allocation. If Fund assets are largely invested in the debt portfolio, the Fund’s exposure to equity markets will decrease and the Fund’s performance will be more highly correlated with debt securities. Investment in debt securities during the Warranty Period reduces the Fund’s ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity compared to a portfolio that invests principally in equity securities. In addition, the terms of the Warranty Agreement prescribe certain investment parameters within which the Fund must be managed during the Warranty Period to preserve the benefit of the Financial Warranty. Accordingly, the Warranty Agreement could limit the Manager’s ability to alter the allocation of Fund assets during the Warranty Period in response to changing market conditions. The terms of the Warranty Agreement could require the Fund to liquidate an equity position when it otherwise would not be in the shareholders’ best interests or at a time when the Manager otherwise would not recommend that the securities be sold.
     The asset allocation process may result in additional transaction costs. This process can have an adverse effect on the performance of the Fund during periods of increased equity market volatility. In addition, a high portfolio turnover rate may increase the Fund’s transaction costs, which would adversely affect performance. Also, you may receive taxable gains from portfolio transactions by the Fund, whether you take payment in cash or reinvest them to purchase additional Fund shares.

Main Risks of Investing in Stock. The value of the Underlying Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience great short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

     The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.

     At times, the Underlying Fund may emphasize investments in a particular industry or economic or market sector. To the extent that the Underlying Fund increases its emphasis on investments in a particular industry or sector, the value of its investments may fluctuate more in response to events affecting that industry or sector, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

Main Risks of Small- and Mid-Sized Companies. The stock prices of small- and mid-sized companies may be more volatile and their securities may be more difficult to sell than those of larger companies. They may not have established markets, may have fewer customers and product lines, may have unseasoned management or less management depth and may have more limited access to financial resources. Smaller companies may not pay dividends or provide capital gains for some time, if at all.

Who is the Fund Designed For? The Fund may be an appropriate investment for you if you:

•	Have an investment time horizon of at least 7 years (measured from the beginning of the Warranty Period)

•	Seek potential for growth but are concerned about capital preservation

•	Want a professionally managed and diversified portfolio

•	Are not seeking current income through cash dividends

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website: https://www.oppenheimerfunds.com/fund/investors/overview/PrincipalProtectedMainStreetFundII.

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return (not annualized) for a calendar quarter was 4.65% (2nd Qtr 2007) and the lowest return (not annualized) for a calendar quarter was -3.50% (4th Qtr 2007).  For the period from January 1, 2010 to September 30, 2010, the cumulative return (not annualized) was -0.15%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2009	1 Year	5 Years	Life of Class
Class A Shares (inception November 10, 2003) Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	-6.50% -7.22% -4.16%	-0.11% -0.77% -0.34%	0.19% -0.45% -0.10%
Class B Shares (inception November 10, 2003)	-6.45%	-0.09%	0.39%
Class C Shares (inception November 10, 2003)	-2.53%	0.32%	0.41%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	3.03%*

* From 10/31/03

Investment Adviser. OppenheimerFunds, Inc. is the Fund’s investment adviser (the “Manager”).

Portfolio Manager. Sergei V. Polevikov has been a portfolio manager of the Fund since August 2007.

Purchase and Sale of Fund Shares. Shares of the Fund cannot be purchased during the Warranty Period other than by the reinvestment of the Fund’s dividends and distributions in additional shares of the Fund.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchased Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND

Overview

Oppenheimer Principal Protected Main Street Fund II is a “fund of funds” that normally invests a portion of its assets in shares of Oppenheimer Main Street Fund and a portion of its assets in U.S. Government securities. Effective February 24, 2009, the Fund's assets have been completely and irreversibly reallocated to the debt portfolio, as explained further in this prospectus.

The Fund has an Offering Period, a Warranty Period and a Post-Warranty Period. Shares of the Fund were offered during an Offering Period but will not be offered during the Warranty Period, except in connection with reinvestment of dividends and distributions. The Offering Period was from November 10, 2003 to February 27, 2004.

The Warranty Period began on March 3, 2004 and will run until March 3, 2011. During the Warranty Period, the Fund will seek primarily capital preservation, and secondarily high total return, formerly by allocating its assets between an equity portfolio (consisting of Class Y shares of Oppenheimer Main Street Fund) and a debt portfolio (consisting of U.S. Government securities, including zero coupon bonds and certain securities guaranteed by U.S. Government agencies and instrumentalities), and currently through its investments in the debt portfolio. Shareholders may receive taxable gains from portfolio transactions by the Fund, whether they take payment in cash or reinvest them to purchase additional shares.

Effective June 30, 2009, the Fund has entered into a Financial Warranty Agreement with Main Place Funding, LLC pursuant to which the Warranty Provider has issued, subject to certain conditions, a financial warranty to the Fund. The Financial Warranty attempts to make sure that the value of each shareholder’s account on the Maturity Date will be no less than the value of that shareholder’s account on the second business day after the end of the Offering Period, including net income, if any, earned by the Fund during the Offering Period, reduced by (i) sales charges, (ii) the shareholder’s pro rata portion of any Extraordinary Expenses (as defined on page 20), (iii) the proportional reduction for dividends and distributions paid in cash and redemptions of Fund shares, (iv) the shareholder’s pro rata portion of the value of any shares issued by the Fund during the Warranty Period other than in connection with the reinvestment of dividends and distributions, (v) the amount of any increase in the shareholder’s investment in the Fund as a result of changes in accounting practices for the Fund, corporate actions or certain other events, and (vi) if OppenheimerFunds, Inc., as Manager of the Fund is required to make payments under the Warranty Agreement in certain instances, and the Manager fails to do so in a timely manner, the amount of such payments (on a pro rata basis). The value of the shareholder’s account on the second business day after the end of the Offering Period minus the above-described reductions is referred to as the “Warranty Amount.” In order to avoid having their Warranty Amount reduced, shareholders must reinvest all dividends and distributions received from the Fund to purchase additional shares of the Fund and must not redeem any shares of the Fund during the Warranty Period. If the value of the Fund’s assets on the Maturity Date is insufficient to result in the value of each shareholder’s account being at least equal to the shareholder’s Warranty Amount, the Warranty Provider will pay the Fund an amount sufficient to make sure that each shareholder’s account can be redeemed on the Maturity Date for an amount equal to his or her Warranty Amount.

Because the front-end sales charge paid on the purchase of Class A shares reduces the Warranty Amount for Class A shareholders, Class A shares will have a lower Warranty Amount than the Class B or Class C shares. Normal operating fees and expenses of the Fund incurred in the ordinary course of business will not reduce the Warranty Amount. However, certain Extraordinary Expenses incurred by the Fund will reduce the Warranty Amount. In addition, given that the Fund is completely and irreversibly invested in U.S. Government securities and cash and cash equivalents, any Fund expenses in excess of certain limits may reduce the Warranty Amount.

The Warranty Provider is a limited liability company organized under Delaware law. The Warranty Provider’s principal business is to enter into financial warranty agreements in favor of third parties for a fee. The Warranty Provider operates under the laws of the State of Delaware, and is not regulated by the Securities and Exchange Commission. The Warranty Provider is an affiliate of Merrill Lynch Bank USA, the former Warranty Provider, and a separately incorporated division of Bank of America N.A. (“BANA”). Bank of America Corporation (the “Guarantor”), the Warranty Provider’s ultimate parent company and parent company of BANA, has issued a guarantee of the performance of Warranty Provider’s obligations under the Warranty Agreement (the “Guarantee”). Warranty Provider has not participated in the organization of the Fund and makes no representation regarding the advisability of an investment in the Fund. Further information about the Warranty Provider can be found in the Statement of Additional Information.

Shareholders could lose money by investing in this Fund. A shareholder’s Warranty Amount will be reduced, as more fully described in this prospectus, if the shareholder takes any dividends or distributions in cash instead of reinvesting them in additional shares of the Fund, redeems any shares before the Maturity Date, if the Fund incurs Extraordinary Expenses, or if the Fund or the Manager fails to perform certain obligations under the Warranty Agreement (in which case the Warranty Provider may have the right to terminate the Financial Warranty). Moreover, shareholders could lose money if the Warranty Provider fails or is unable to meet its obligations under the Warranty Agreement, and the Guarantor fails or is unable to meet its obligations under the Guarantee.

During the Warranty Period, prior to February 24, 2009, the Fund invested a substantial portion of its assets in Class Y shares of Oppenheimer Main Street Fund. Under the terms of the Warranty Formula, between 0% to 100% of the Fund’s assets were allocated to the equity portfolio. Effective February 24, 2009, pursuant to the Warranty Formula and the terms of the Warranty Agreement, the Fund's assets have been completely and irreversibly reallocated to the debt portfolio. In this circumstance, the Fund’s ability to participate in upward equity market movements is eliminated. During the Post-Warranty Period, the Fund may invest its assets in shares of the Underlying Fund.

About the Fund’s Investments

THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RISKS. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

     The allocation of the Fund’s assets among the debt portfolio and the equity portfolio will vary over time based upon the Warranty Formula, which is a mathematical formula intended to allow the Fund to have a net asset value on the Maturity Date at least equal to the Warranty Amount. The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

All investments have risks to some degree. The Fund’s investments are subject to changes in value from a number of factors described below. There is also the risk that poor security selection by the Manager, either in its capacity as the Fund’s investment manager or in its capacity as the Underlying Fund’s investment manager, will cause the Fund to underperform other funds having a similar objective.

     The principal risks of an investment in the Fund during the Warranty Period and the Post-Warranty Period are those generally attributable to investing in stocks and debt securities. Because the Fund has invested in stocks (indirectly through investment in the Underlying Fund) and continues to invest in debt securities during the Warranty Period, the Fund may have underperformed stock funds when stocks are in favor and may underperform bond funds when debt securities are in favor.

      To obtain the benefits of the Financial Warranty, the Fund expects to comply with certain investment limitations established by the Warranty Agreement. If the Fund or the Manager chooses not to comply with those investment limitations because it determines that such non-compliance would be in the shareholder’s best interests, the Warranty Provider may exercise its rights to have more of the Fund’s assets invested in the debt portfolio (including a complete and irreversible allocation to the debt portfolio) or could terminate the Financial Warranty.
     As with any mutual fund, the value of the Fund’s investments, and therefore the value of Fund shares, may go down. Although the Fund will seek to return a shareholder’s Warranty Amount at the end of the Warranty Period, the value of the Fund’s shares will fluctuate during the Warranty Period and may decline below your original account value. Changes in the value of the Fund’s shares may occur because a particular stock market in which the Underlying Fund invests is rising or falling or because of the effect of the change of the value of the Fund’s debt portfolio, for example, in response to interest rate changes. You could lose money by investing in the Fund if you redeem your shares prior to the Maturity Date or if the value of the Fund’s investments goes down and the Warranty Provider is unable to meet its obligations under the Financial Warranty. See “The Warranty Agreement and the Financial Warranty” for further information about the Warranty Agreement and the circumstances under which the Financial Warranty may be terminated.

The Fund will distribute any net gains and income (including accrued but unpaid income on zero coupon bonds) to shareholders at least annually. Such distributions are taxable to shareholders even if the distributions are reinvested in the Fund. Shareholders who reinvest distributions in the Fund will be required to pay taxes on such distributions from other sources. Shareholders who do not reinvest distributions, however, will be subject to a reduction in their Warranty Amount.

INVESTMENT RESTRICTIONS UNDER WARRANTY AGREEMENT. The Manager had agreed, pursuant to the Warranty Agreement, to make investment allocation decisions based on a mathematical formula (the “Warranty Formula”) that limited the amount of the Fund’s assets that may be allocated to the equity portfolio. Effective February 24, 2009, pursuant to the Warranty Formula and the terms of the Warranty Agreement, the Fund's assets have been completely and irreversibly reallocated to the debt portfolio. In this circumstance, the Fund’s ability to participate in upward equity market movements is eliminated.

Investment in Debt Securities. During the Warranty Period, the Fund will invest a portion of its assets, and in certain circumstances the Fund may invest all of its assets, in U.S. Government securities having a maturity approximately equal to the period remaining in the Warranty Period.

U.S. Government Securities. The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Some of those securities are directly issued by the U.S. Treasury and are backed by the full faith and credit of the U.S. Government. "Full faith and credit" means that the taxing power of the U.S. Government is pledged to the payment of interest and repayment of principal on a security.
     Some securities issued by U.S. Government agencies, such as Government National Mortgage Association pass-through mortgage obligations ("Ginnie Maes"), are also backed by the full faith and credit of the U.S. Government. Others are supported by the right of the agency to borrow an amount from the U.S. Government (for example, "Fannie Mae" bonds issued by Federal National Mortgage Association and "Freddie Mac" obligations issued by Federal Home Loan Mortgage Corporation). Others are supported only by the credit of the agency (for example obligations issued by the Federal Home Loan Banks). On September 7, 2008, the Federal Housing Finance Agency, a new independent regulatory agency, placed the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Department of Treasury made a commitment to purchase mortgage-backed securities from the companies through December 2009. The U.S. Department of Treasury also entered into a secured lending credit facility with those companies and a Preferred Stock Purchase Agreement. Under those agreements, the Treasury will ensure that each company maintains a positive net worth.

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U.S. Treasury Obligations. Treasury securities are backed by the full faith and credit of the United States Government for payment of interest and repayment of principal and have little credit risk. Some of the securities that are issued directly by the U.S. Treasury are: Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), Treasury bonds (having maturities of more than ten years when issued) and Treasury Inflation-Protection Securities ("TIPS"). While U.S. Treasury securities have relatively little credit risk, they are subject to price fluctuations from changes in interest rates prior to their maturity. The Fund can buy U. S. Treasury securities that have been “stripped” of their coupons and zero-coupon securities described below.

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Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the U.S. Government. Government National Mortgage Association (“Ginnie Mae”) pass-through mortgage certificates, for example, are supported by the full faith and credit of the U.S. Government.

INTEREST RATE RISK. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Fund's investments in new securities may be at lower yields and may reduce the Fund's income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change.
     The Fund buys zero-coupon or “stripped” securities, which may be particularly sensitive to interest rate changes. Their prices may go up or down more than the prices of other types of debt securities in response to interest rate changes.

CREDIT RISK. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. Securities directly issued by the U.S. Treasury and certain agencies that are backed by the full faith and credit of the U.S. Government have relatively little credit risk, and other U.S. Government securities generally have lower credit risks, while securities issued by private issuers or certain foreign governments generally have greater credit risks. If an issuer fails to pay interest, the Fund's income might be reduced, and if an issuer fails to repay principal, the value of the security might fall. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

Zero-Coupon and Stripped Securities. Some of the debt securities the Fund may inest in are "zero-coupon" or "stripped" securities. The Fund can invest up to 100% of its assets in zero-coupon U.S. Government securities. Zero-coupon securities pay no interest prior to their maturity date or another specified date in the future but are issued at a discount from their face value. Stripped securities are the separate income or principal components of a debt security, such as Treasury securities whose coupons have been stripped by a Federal Reserve Bank. One component might receive all the interest and the other all the principal payments.
     Interest rate changes generally cause greater price fluctuations in zero-coupon securities or the "principal-only" components of stripped securities than in interest-paying securities of the same or similar maturities. The Fund may be required to pay a dividend of the imputed income on a zero-coupon or principal-only security at a time when it has not actually received the income. The "interest-only" components of stripped securities are also especially sensitive to changes in prevailing interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings quickly at an acceptable price. The Fund will not purchase zero-coupon securities in the form of collateralized mortgage obligations.

Short-Term Debt Securities. The Fund can buy high-quality, short-term money market instruments, including obligations of the U.S. Government and its agencies, and certain short-term demand and time deposits in, certificates of deposit of and bankers’ acceptances issued by certain U.S. depository institutions or trust companies, and certain commercial paper having a maturity of not more than 180 days, which are short-term, negotiable promissory notes of companies. Because these instruments tend to offer lower yields than other debt securities, the Fund ordinarily uses them for liquidity and cash management purposes or for defensive purposes when market conditions are unstable.

INVESTMENT IN SHARES OF OPPENHEIMER MAIN STREET FUND. Prior to February 24, 2009, the Fund invested most of the equity portfolio in Class Y shares of Oppenheimer Main Street Fund (the “Underlying Fund”). The Fund may invest in Class Y shares of Oppenheimer Main Street Fund during the Post-Warranty Period.

The Underlying Fund is a mutual fund that seeks high total return. It mainly invests in common stocks of U.S. companies of different capitalization ranges. The Underlying Fund currently focuses on "larger capitalization" issuers, which are considered to be companies with market capitalizations equal to the companies in the Russell 1000. The portfolio managers use fundamental research and quantitative models to select securities for the Underlying Fund's portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

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a fundamental approach in analyzing issuers on factors such as a company's financial performance and prospects, industry position, and business model and management strength. Industry outlook, market trends and general economic conditions may also be considered.

•	quantitative models to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

The portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models. The Underlying Fund aims to maintain a broadly diversified portfolio across major economic sectors by applying investment parameters for both sector and position size. The portfolio managers use the following sell criteria: the stock price is approaching its target, deterioration in the company's competitive position, poor execution by the company's management, or identification of more attractive alternative investment ideas.

Common Stock. The Underlying Fund may invest in common stock. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy. Common stocks may be exchange-traded or over-the-counter securities. Over-the-counter securities may be less liquid than exchange-traded securities.

Diversification and Concentration. The Underlying Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual securities by diversifying its investments across a broad number of different companies. The Underlying Fund will not concentrate more than 25% of its total assets in issuers in any one industry. At times, however, the Underlying Fund may emphasize investments in some industries more than others.

Master Limited Partnerships. The Underlying Fund may invest in publicly traded limited partnerships known as "master limited partnerships" or MLPs. MLPs issue units that are registered with the Securities and Exchange Commission and are freely tradable on a securities exchange or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The Underlying Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Underlying Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP's creditors would continue after the Underlying Fund sold its investment in the MLP. MLPs are typically real estate, oil and gas and equipment leasing vehicles, but they also finance movies, research and development, and other projects.

Exchange-Traded Funds. The Underlying Fund can invest in exchange-traded funds (ETFs), which are typically open-end funds or unit investment trusts listed on a stock exchange. The Underlying Fund might do so as a way of gaining exposure to securities represented by the ETF's portfolio at times when the Underlying Fund may not be able to buy those securities directly. As a shareholder of an investment company, the Underlying Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. At the same time, the Underlying Fund would bear its own management fees and expenses. The Underlying Fund does not intend to invest in other ETFs unless the portfolio manager believes that the potential benefits of the investment justify the expenses. The Underlying Fund's investments in the securities of other investment companies are subject to the limits that apply to those types of investments under the Investment Company Act.

OTHER INVESTMENT STRATEGIES OF THE FUND AND THE UNDERLYING FUND

Other Equity Securities. In addition to common stocks, the Underlying Fund can invest in other equity or "equity equivalents" securities such as preferred stocks or convertible securities. Preferred stocks generally pay a dividend and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. A convertible security is one that can be converted into or exchanged for common stock of an issuer within a particular period of time at a specified price, upon the occurrence of certain events or according to a price formula. Convertible securities offer the Underlying Fund the ability to participate in stock market movements while also seeking some current income. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. The Underlying Fund considers some convertible securities to be "equity equivalents" because they are convertible into common stock. The credit ratings of those convertible securities generally have less impact on the investment decision, although they are still subject to credit and interest rate risk.

Debt Securities. The Underlying Fund does not focus on debt securities as a principal investment strategy, however debt securities are one of the other investments that the Underlying Fund may use. The Underlying Fund may invest in debt securities to seek income, for liquidity or for hedging purposes.

The debt securities the Underlying Fund buys may be of any maturity. The Underlying Fund's debt securities may be rated by nationally recognized statistical rating organizations such as Moody's Investors Service or Standard Poor's Ratings Services or may be unrated. "Investment grade" refers to securities that are rated in one of the top four rating categories. The Underlying Fund can invest up to 25% of its total assets in debt securities that are rated below investment grade, also referred to as "junk bonds." The Underlying Fund cannot invest more than 10% of its assets in lower-grade non convertible debt securities and currently does not intend to invest more than 10% of its assets in lower-grade debt securities of any type.

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Interest Rate Risk. The values of debt securities usually change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall. The values of longer-term debt securities usually change more when interest rates change than the values of shorter-term debt securities.

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Credit Risk. Debt securities are also subject to credit risk, which is the risk that the issuer of a security might not make principal or interest payments on the security when they are due. If the issuer fails to pay interest, the Underlying Fund's income might be reduced, and if the issuer fails to pay interest or repay principal, the value of the security might fall.

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Special Risks of Lower-Grade Securities. Lower-grade debt securities, whether rated or unrated, have greater risks than investment-grade securities. They may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for lower-grade securities may be less liquid and therefore they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

Foreign Investing. The Underlying Fund can buy securities issued by companies or governments in any country, including in developing or emerging market countries. While there is no limit on the Underlying Fund's foreign investments, the Underlying Fund does not currently plan to invest a significant amount of its assets in securities of foreign issuers but may do so in the future.

While foreign securities may offer special investment opportunities, there are also special risks. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of the Underlying Fund's securities that are denominated in that foreign currency and in the value of any income or distributions the Underlying Fund may receive on those securities. Additionally, foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in economic or monetary policy in the United States or abroad, or other political and economic factors.

The Underlying Fund may invest in securities of foreign issuers that are traded on U.S. or foreign exchanges. If the Underlying Fund invests a significant amount of its assets in securities that trade on foreign exchanges, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange (the "NYSE") that day, when the Underlying Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Underlying Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Manager and the Board believe to be their fair value, may help deter those activities.

The Underlying Fund may purchase American Depository Shares ("ADS") as part of American Depository Receipt ("ADR") issuances, which are negotiable certificates issued by a U.S. bank representing a specified number of shares in a foreign stock traded on a U.S. exchange. They are subject to some of the special considerations and risks, discussed above, that apply to foreign securities traded and held abroad.

Derivative Investments. The Underlying Fund can invest in a number of different types of "derivative" instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow the Underlying Fund to increase or decrease its exposure to certain markets or risks.

The Underlying Fund may use derivatives to seek to increase its investment return or for hedging purposes. The Underlying Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so.

Options, futures, options on futures, options on indices, and forward contracts are some of the derivatives that the Underlying Fund may use. The Underlying Fund may also use other types of derivatives that are consistent with its investment strategies or for hedging.

Hedging. Hedging transactions are intended to reduce the risks of securities in the Underlying Fund's portfolio. At times, however, a hedging instrument's value might not be correlated with the investment it is intended to hedge, and the hedge might be unsuccessful. If the Underlying Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce its return or create a loss.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way the Manager expects it to. For example, if a call option sold by the Underlying Fund were exercised on an investment that had increased in value above the call price, the Underlying Fund would be required to sell the investment at the call price and would not be able to realize any additional profit. The Underlying Fund may lose money on a derivative investment if the issuer fails to pay the amount due. Certain derivative investments held by the Underlying Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result, the Underlying Fund could realize little or no income or lose principal from the investment, or a hedge might be unsuccessful. For some derivatives, it is possible for the Underlying Fund to lose more than the amount invested in the derivative instrument.

Investments in Other Investment Companies. The Underlying Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds, unit investment trusts and business development companies. One reason the Underlying Fund might do so is to gain exposure to segments of the markets represented by another fund, at times when the Underlying Fund might not be able to buy the particular type of securities directly. As a shareholder of an investment company, the Underlying Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. The Underlying Fund does not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

The Underlying Fund will not invest more than 10% of its net assets in illiquid or restricted securities. The Board can increase that limit to 15%. The Manager monitors the Underlying Fund's holdings of illiquid securities on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Investments by “Funds of Funds.” Class Y shares of the Underlying Fund are offered as an investment to certain other Oppenheimer funds that act as "funds of funds," which may invest significant portions of their assets in shares of the Underlying Fund. From time to time, those investments may also represent a significant portion of the Underlying Fund's outstanding shares or of its outstanding Class Y shares. The Oppenheimer funds of funds typically use asset allocation strategies that may increase or reduce the amount of their investment in the Underlying Fund frequently, possibly on a daily basis during volatile market conditions. If the size of those purchases or redemptions were significant relative to the size of the Underlying Fund's assets, the Underlying Fund might be required to purchase or sell portfolio securities, which could increase its transaction costs and reduce the performance of all of its share classes. A decline in the Underlying Fund's assets due to large redemptions could also cause the Underlying Fund's operating expenses to increase. Further discussion of the possible effects of frequent trading in the Underlying Fund's shares is included in the section "Limitations on Frequent Exchanges" in this prospectus.

Investments in Oppenheimer Institutional Money Market Fund. The Underlying Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. The Underlying Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Underlying Fund directly. At the time of an investment, the Underlying Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Underlying Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Underlying Fund's advisory fee to the extent of the Underlying Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Loans of Portfolio Securities. The Fund and Underlying Fund may loan its portfolio securities to brokers, dealers and financial institutions to seek income. The Fund and Underlying Fund have entered into a securities lending agreement with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“Goldman Sachs”) for that purpose. Under the agreement, Goldman Sachs will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund or Underlying Fund, however, will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund or Underlying Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. The Fund’s and Underlying Fund’s portfolio loans must comply with the collateralization and other requirements of the Fund’s and Underlying Fund’s securities lending agreement, its securities lending procedures and applicable government regulations. The Fund limits loans of portfolio securities to not more than 33 1/3% of its net assets, and the Underlying Fund limits loans of portfolio securities to not more than 25% of its net assets.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Underlying Fund can invest up to 100% of its assets in investments that may be inconsistent with the Underlying Fund's principal investment strategies. Generally the Underlying Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments described above or in other short-term U.S. Government securities. The Underlying Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Underlying Fund shares or the sale of Underlying Fund portfolio securities or to meet anticipated redemptions of Underlying Fund shares. To the extent the Underlying Fund invests in these securities, it might not achieve its investment objective.

For more information about the types of securities the Underlying Fund may invest in, you can request a prospectus of Oppenheimer Main Street Fund by calling the toll-free number listed on the back cover of this prospectus.

Portfolio Turnover. A change in the securities held by the Fund or the Underlying Fund is known as "portfolio turnover." The Fund and the Underlying Fund each may engage in active and frequent trading to try to achieve its investment objective, and may have a portfolio turnover rate of over 100% annually. Increased Fund portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance). If either the Fund or the Underlying Fund realize capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other funds and accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager; however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

CHANGES TO THE FUND’S INVESTMENT POLICIES? The Fund’s Board of Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund’s outstanding voting shares. The Fund’s investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information says that it is.

PORTFOLIO HOLDINGS. The Fund's portfolio holdings are included in semi-annual and annual reports, which are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are filed with the Securities and Exchange Commission no later than 60 days after the close of its first and third fiscal quarters. These required filings are publicly available at the Securities and Exchange Commission. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

The life of the Fund is divided into three phases: an Offering Period (which has ended), a Warranty Period and a Post-Warranty Period.

Warranty Period. The Warranty Period began March 3, 2004, the third business day after the end of the Offering Period, and will run through March 3, 2011, or if that day is not a business day, the first business day thereafter (previously defined as the “Maturity Date”). During the Warranty Period, the Fund will not accept purchase orders for Fund shares, except for reinvestment of dividends and distributions.

If you maintain your investment in the Fund through the Maturity Date, do not redeem any shares, and reinvest all dividends and distributions, you will be entitled to redeem your shares held as of the Maturity Date for the greater of the then-current net asset value of your shares or your Warranty Amount. A transfer or re-registration of existing shares during the Warranty Period that does not result in an increase in Fund shares that are issued and outstanding will not interrupt the seven year period calculated to determine the Warranty Amount. Shareholders must redeem their shares in the Fund on, and only on, the Maturity Date (March 3, 2011) to ensure that they receive the greater of the then-current net asset value of the Fund or their Warranty Amount. Prior to the Maturity Date the Fund will provide each shareholder a notice reminding them that shares must be redeemed on the Maturity Date to receive the full benefit of the Financial Warranty. In the event there is a shortfall on the Maturity Date, each redeeming shareholder will be entitled to redemption proceeds that include a pro rata allocation of any payments made to the Fund by the Warranty Provider. Shareholders who remain invested in the Fund past the Maturity Date will also receive the benefit of a pro rata allocation of any shortfall payments made by the Warranty Provider, if any, on the Maturity Date. However, after the Maturity Date shares of the Fund will not be protected by the Financial Warranty, will be subject to market fluctuations, and will then be redeemable at the Fund’s then-current net asset value, which may be lower than the Warranty Amount.

The Fund never restricts your ability to redeem your shares. However, shareholders who do not reinvest their distributions or dividends will reduce their Warranty Amount and shareholders who redeem prior to the Maturity Date will bear the cost of the Warranty Agreement without receiving any corresponding benefit. As explained in the examples on pages 23-25, if you reinvest your dividends and distributions, the number of shares you own in the Fund will increase at each date on which a dividend or distribution is effective and the corresponding Warranty Amount per share decreases so that your overall Warranty Amount does not change. Therefore, if you fail to reinvest the Fund’s dividends or distributions or you redeem Fund shares prior to the Maturity Date, your overall Warranty Amount will decrease because you will have fewer shares multiplied by the applicable Warranty Amount per share. See “How is the Warranty Amount Determined?” for further information. Shareholders (other than certain retirement plans) are subject to income taxes on distributions from the Fund whether they take payment of distributions in cash or reinvest them to purchase additional Fund shares.

If the Fund incurs certain Extraordinary Expenses or if the Manager is required to make payments under the Warranty Agreement in certain instances and the Manager fails to do so in a timely manner, your Warranty Amount also will be reduced by the proportionate amount of the Extraordinary Expenses or the amount of the payment which the Manager failed to make.

“Extraordinary Expenses” means any Fund fees and expenses that are not incurred or accrued in the ordinary course of the Fund’s business (including for example, all costs of defending or prosecuting any claim, or litigation, to which the Fund is a party, together with any amounts in judgment, settlement or indemnification expense incurred by the Fund or any other non-recurring, non-operating expenses). Since the Fund’s assets are invested completely and irreversibly in the debt portfolio, Extraordinary Expenses also include any Fund fees and expenses incurred in excess of the Fund’s expense limits whether or not incurred in the ordinary course of the Fund’s business. Those expense limits are 1.30% for Class A shares, 2.05% for Class B shares and 2.05% for Class C shares. The Fund currently invests its assets completely and irreversibly in the debt portfolio.

Post-Warranty Period. On and after the Maturity Date, you can redeem your shares or exchange your shares for shares of the same class of another Oppenheimer fund that offers an exchange privilege. The value of your shares on the Maturity Date will be the greater of (i) the then-current net asset value of the Fund or (ii) the Warranty Amount. Because the benefits of the Warranty Agreement terminate after the Maturity Date, the entire amount of your investment in the Fund following the Maturity Date will be subject to market risk.

If after the Maturity Date shares of the Fund remain issued and outstanding, the Board may elect at the recommendation of the Manager and without shareholder approval (1) to have the Fund redeem all issued and outstanding shares and then terminate the Fund, (2) to merge the Fund into the Underlying Fund, or (3) to continue the existence of the Fund. Shareholders who continue their investment in the Fund after the Maturity Date will receive prior notice of the Board’s decision. If the Board chooses to have the Fund redeem all issued and outstanding shares and terminate the Fund, those remaining shareholders will receive the then-current net asset value, which may be more or less than their Warranty Amount. If the Board chooses to continue the existence of the Fund during the Post-Warranty Period, then the Fund’s investment objectives will be changed by the Board to the single objective of seeking high total return and the Fund’s name will change to an appropriate name as determined by the Board. To achieve that objective, the Fund may invest its assets during the Post-Warranty Period primarily in shares of the Underlying Fund, common stocks of U.S. companies of different capitalization ranges, and debt securities, such as bonds and debentures. The Manager will sell a portfolio security during the Post-Warranty Period if it determines that the security will not provide the return anticipated. During the Post-Warranty Period, the Fund’s shares will be offered on a continuous basis. Shareholders will not have the benefit of the Financial Warranty during the Post-Warranty Period.

The Warranty Agreement and the Financial Warranty

The Fund has entered into the Warranty Agreement to help make sure that on the Maturity Date each shareholder will be entitled to redeem his or her shares for an amount not less than the Warranty Amount, i.e., the initial value of that shareholder’s account on the second business day after the end of the Offering Period (including any net income earned by the Fund during the Offering Period and the two business days subsequent thereto, but reduced by any adjustments the Warranty Provider is permitted to make under the Warranty Agreement and less sales charges and Extraordinary Expenses and a proportionate reduction for dividends and distributions paid in cash and shares redeemed). Certain calculations under the Warranty Agreement (including the calculation of any shortfall) will be performed by an affiliate of the Warranty Provider as calculation agent.

     The Warranty Agreement requires the Manager to comply with certain investment parameters in an attempt to limit the Fund’s risk. These investment parameters are designed to reduce, but do not eliminate, the risk that the Fund’s assets will be insufficient to allow the Fund to redeem shares at not less than the Warranty Amount on the Maturity Date. If the Fund fails to comply with the agreed-upon investment parameters or otherwise fails to comply with certain requirements set forth in the Warranty Agreement, the Warranty Provider may terminate its Financial Warranty in the following limited circumstances:

•	if the Fund liquidates, is merged, reorganizes or sells all or substantially all of its assets;

•	if the Manager ceases to be the adviser of the Fund and any successor adviser is not acceptable to the Warranty Provider;

•	if under the terms of the Warranty Agreement, the Manager or the Custodian is required to allocate all of the Fund’s assets to the debt portfolio and fails to do so within a reasonable time;

•	if the Custodian agreement is amended so that the Custodian or successor custodian is no longer obligated or does not agree to provide the Warranty Provider with certain information regarding the Fund’s portfolio as required by the Warranty Agreement;

•	if the conditions precedent to the Warranty Provider’s issuance of the Financial Warranty have not been met under the terms of the Warranty Agreement;

•	if the Manager fails to pay to the Warranty Provider a shortfall amount resulting from the negligence, recklessness, bad faith, willful misconduct or fraud of the Manager;

•	a determination of negligence, recklessness, fraud, bad faith or willful misconduct on the part of the Manager or the Fund under the Warranty Agreement and related agreements by a court of competent jurisdiction or a board of arbitration;

•	if the Manager fails to provide the Warranty Provider with information regarding the Underlying Fund in certain circumstances;

•	if the Manager does not manage the assets of the Fund in accordance with the Fund’s objective, policies and strategies;

•	if the Trust establishes another series other than this Fund during the Warranty Period; or

•

if the Manager fails to provide certain instructions and information to, and cooperate with, the Custodian in the event that the Warranty Provider has exercised its right to deliver pre-signed instructions from the Manager to the Custodian instructing the Custodian to invest all of the Fund’s assets in the debt portfolio.

If the Fund receives notice of termination from the Warranty Provider, the Fund will promptly notify shareholders of such termination.

     The Warranty Provider (or its affiliate) may monitor the Fund’s compliance with the Warranty Agreement solely to protect the interests of the Warranty Provider and not the Fund’s shareholders. In monitoring the Fund’s compliance, the Warranty Provider (or its affiliate) will rely predominantly on information provided by the Fund, the Manager and the Custodian.

     The Fund and the Manager may terminate the Warranty Agreement if the Warranty Provider becomes insolvent or if the Warranty Provider ceases to be “well capitalized” within the meaning of the capital maintenance regulations of the Federal Deposit Insurance Corporation.

The Fund will pay to the Warranty Provider, under the Warranty Agreement, an annual fee equal to 0.60% of the average daily net assets of the Fund during the Warranty Period. On February 24, 2009, the Fund's assets were completely and irreversibly reallocated to the debt portfolio. Under the terms of the Warranty Agreement, the Warranty fee was reduced to 0.35% of the average daily net assets of the Fund. If the value of the Fund’s assets on the Maturity Date is insufficient to result in the value of each shareholder’s account being at least equal to his or her Warranty Amount (a “Shortfall”), the Warranty Provider will pay to the Fund an amount sufficient to make sure that each shareholder’s account can be redeemed on the Maturity Date for an amount equal to his or her Warranty Amount. The amount of any Shortfall required to be paid by the Warranty Provider will be less if the Warranty Amount is reduced. The Warranty Amount will be reduced by (i) the amount of any dividends and distributions taken in cash rather than reinvested in additional shares of the Fund; (ii) the value of any shares redeemed; (iii) the shareholder’s pro rata portion of the amount of any Extraordinary Expenses or any expenses incurred by the Fund in excess of the expense limits described under “Warranty Period;” (iv) the shareholder’s pro rata portion of the value of any shares issued by the Fund during the Warranty Period other than in connection with the reinvestment of dividends and distributions; (v) the amount of any increase in the Warranty Amount per share as a result of changes in accounting practices for the Fund, corporate actions or certain other events; and (vi) if the Manager is required to make payments under the Warranty Agreement in certain instances and the Manager fails to do so in a timely manner, the amount of the payments the Manager failed to make (on a pro rata basis).

A shareholder’s ability to receive his or her Warranty Amount depends on the financial condition of the Warranty Provider and the Guarantor. If the Warranty Provider and Guarantor become insolvent or their credit deteriorates substantially, payment under the Financial Warranty may not be made or may become unlikely. In such event, the Board could take a variety of actions, including replacing the Financial Warranty or liquidating the Fund. In such circumstances, shareholders could suffer a loss of principal. The Board is under no obligation to replace the Financial Warranty. If it does so, the fee charged by any replacement warranty provider may be higher or lower than the fee charged by the Warranty Provider. If the Board were to determine that liquidation of the Fund during the Warranty Period is in the shareholders’ best interests, the Warranty Agreement would automatically terminate upon such liquidation and the Warranty Provider would have no obligations to make a payment to the Fund. In that event neither the Manager nor any other person would be liable to make a payment to the Fund to provide shareholders with their Warranty Amount. Upon liquidation, shareholders would receive the then-current net asset value of their Fund account, which may be less than the Warranty Amount they would have received on the Maturity Date.

     The Warranty Agreement may be amended with the prior consent of the Warranty Provider, the Fund and the Manager. Therefore, material changes to the Warranty Agreement may be made without shareholder approval, even to the extent such change could have a direct or indirect impact on a shareholder’s investment in the Fund. Any material amendments to the Warranty Agreement will be disclosed in amendments to this prospectus.

The Fund will provide you with a copy of the most recent audited annual or unaudited quarterly financial statements of the Warranty Provider when available, free of charge, upon your request. To receive a copy of these financial statements, please contact the Fund at the telephone number or write to the Fund at the address shown on the outside back cover of this prospectus.

How is the Warranty Amount Determined?

Example.*Assume you have $20,000 to invest. Assume that you decided to purchase Class A shares and the public offering price is $10.61 per share (initial net asset value of $10.00 per share plus a sales load of 5.75%). After deducting your sales load of 5.75%, $18,850.14 will be invested in Fund shares and you will have 1,885.01 shares in your account. Your initial Warranty Amount will be $18,850.14.

* Figures used in the example have been rounded to the nearest hundredth.

The full amount of your investment will not receive the benefit of the Financial Warranty. Rather, the Financial Warranty protects only the amount invested, as reduced by any adjustments to the Warranty Amount by the Warranty Provider permitted under the Warranty Agreement and less any sales charges and your proportionate share of certain Extraordinary Expenses, and reduced proportionately for any dividends paid in cash or redemption of shares.

Redemption of shares during the Warranty Period will decrease the Warranty Amount to which a shareholder is entitled. If a shareholder redeems shares in the Fund, he or she will then hold fewer shares at the then-current Warranty Amount per share, thereby reducing the overall Warranty Amount for the shareholder. A redemption made from the Fund prior to the Maturity Date will be made at the Fund’s then-current net asset value per share, less any applicable deferred sales charge, which may be higher or lower than the Warranty Amount per share.

The Warranty Amount per share will decline as dividends and distributions are made to shareholders. If a shareholder automatically reinvests dividends and distributions in additional shares of the Fund, the shareholder’s total Warranty Amount will remain the same because he or she will hold a greater number of shares at a reduced Warranty Amount per share following payment of a dividend or distribution. The result is to preserve the total Warranty Amount to which he or she was entitled before the dividend or distribution was made. If a shareholder elects to receive any dividends or distributions in cash, however, he or she will hold the original number of shares at the reduced Warranty Amount per share following payment of a dividend or distribution. This will reduce the Warranty Amount to which such shareholder was entitled before the dividend or distribution was made.

Example 1. Assume you reinvest your dividends and distributions. The number of shares you own in the Fund will increase at each date on which a dividend or distribution is effective. Although the number of shares in your account increases, and the Warranty Amount per share decreases, your overall Warranty Amount does not change. Using our example, assume it is now December 31, 2010 and the Fund makes effective a dividend of $0.15 per share. Also, assume that the net asset value is $11.25 per share at the end of the day on December 31, 2010.

To recalculate your Warranty Amount per share:

1.

Determine the value of your dividend. Your total dividend will equal the per share dividend multiplied by the number of shares you own the day before the dividend is declared. In our example, we will multiply 1,885.01 shares by $0.15 per share to arrive at $282.75.

2.

Determine the number of shares that will get added to your account when your dividend is reinvested. Your additional shares equal the value of your dividend divided by the ending net asset value per share on the day the dividend was declared. In our case, $282.75 divided by $11.25 equals 25.13 additional shares.

3.	Adjust your account for your additional shares. Add 1,885.01 and 25.13 to arrive at your new share balance of 1,910.14.

4.

Determine your new Warranty Amount per share. Take your original Warranty Amount and divide by your new share balance. Using our example, divide $18,850.14 by 1,910.14 shares to arrive at the new Warranty Amount per share of $9.87.

5.	Your Warranty Amount still equals $18,850.14.

     If you do not reinvest your dividends and distributions in additional shares of the Fund, your Warranty Amount will be reduced with the same effect as if you had reinvested such dividends and distributions and then immediately redeemed them.

Example 2. Assume you elect to receive Fund dividends and distributions in cash. On each date on which a dividend or distribution is effective, the number of shares you own in the Fund will remain the same and the Warranty Amount per share will decrease resulting in your overall Warranty Amount declining. Using our example, assume it is now December 31, 2010 and the Fund makes effective a dividend of $0.15 per share. Also assume that the net asset value is $11.25 per share at the end of the day on December 31, 2010.
     To recalculate your Warranty Amount per share:

1.

Determine the value of your dividend. Your total dividend will equal the per share dividend multiplied by the number of shares you own the day before the dividend is declared. In our example, we multiply 1,885.01 shares by $0.15 per share to arrive at $282.75. If you reinvested the distribution, you would have received 25.13 additional shares for a total of 1,910.14 shares. However, because you will receive this amount in cash rather than additional Fund shares, the number of Fund shares you own remains at 1,885.01.

2.	Determine your new Warranty Amount per share. Take your original Warranty Amount and divide by the number of shares you would have had if you reinvested the distribution. Using our example, divide $18,850.14 by 1,910.14 shares to arrive at $9.87 per share.

3.     Multiply $9.87 by the number of shares you actually own (1,885.01) to arrive at your new Warranty Amount of $18,605.05.

Although shareholders can perform this calculation themselves, the Fund will recalculate the Warranty Amount per share whenever the Fund declares a dividend or makes a distribution. It is possible that the Fund’s calculations may differ from a shareholder’s calculation, for example, because of rounding or the number of decimal places used. In each case, the Fund’s calculations will control.

See “Dividends, Capital Gains and Taxes” for additional details regarding the Financial Warranty.

How the Fund is Managed

THE MANAGER. The Manager, OppenheimerFunds, Inc., serves as the investment adviser to the Fund and to the Underlying Fund. The Manager chooses the Fund’s investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund’s Board of Trustees, under an investment advisory agreement that states the Manager’s responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager and its subsidiaries and controlled affiliates managed Oppenheimer funds with more than 6 million shareholder accounts as of September 30, 2010. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Effective February 24, 2009, during the Warranty Period, the contractual amounts of the Fund's Management Fee and Warranty Fee have been reduced and the Fund no longer invests in the Underlying Fund. While the Fund indirectly bore its pro rata share of the expenses of the Underlying Fund prior to February 24, 2009, the Manager reimbursed the Fund for the full amount of those expenses, other than Extraordinary Expenses. Therefore, shareholders of the Fund did not bear those expenses of the Underlying Fund during the Warranty Period.

     Effective February 24, 2009, the Manager has contractually reduced the management fee to an annual rate of 0.25% of the average annual net assets of the Fund, and will further reduce the management fee to the extent necessary so that total annual operating expenses of the Fund (other than Extraordinary Expenses such as litigation costs) do not exceed 1.30% for Class A shares, 2.05% for Class B shares and 2.05% for Class C shares. However, if this reduction in the management fee is not sufficient to reduce total annual operating expenses to these limits, the Manager is not required to subsidize Fund expenses to assure that expenses do not exceed those limits. Furthermore, if the Fund’s total annual operating expenses continue to exceed those limits following the Manager's waiver of all management fees, the Warranty Amount will be reduced by any expenses that exceed those limits. The Transfer Agent has voluntarily undertaken to the Fund to limit the transfer agent fees to 0.35% of average annual net assets per fiscal year for all classes. These voluntary undertakings may be amended or withdrawn at any time.
     A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory contract is available in the Fund’s Annual Report to shareholders for the year ended August 31, 2010.

Portfolio Manager. The Fund’s portfolio is managed by Sergei V. Polevikov, who is primarily responsible for the day-to-day management of the Fund’s investments.

Mr. Polevikov has been a portfolio manager of the Fund since August 2007. He has been an Assistant Vice President of the Manager since April 2004 and is a senior research analyst as well as a member of the Manager's Product Design and Equity Risk Analytics teams. He is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex. Prior to joining the Manager, Mr. Polevikov earned a PhD equivalency in Applied Mathematics from Belarusian State University, from September 1990 through August 1996, an MA in Economics from the University of Houston, from August 1999 through May 2001, and an MBA (with a concentration in finance) from the University of Rochester, from August 2001 through April 2004. Mr. Polevikov was an Economic Research Analyst for the Federal Reserve Bank of Dallas from May 1997 to August 1999.

The Statement of Additional Information provides additional information about the Portfolio Manager’s compensation, other accounts he manages and his ownership of Fund shares.

MORE ABOUT YOUR ACCOUNT

About Your Account

CAN YOU PURCHASE SHARES OF THE FUND? No, shares of the Fund cannot be purchased during the Warranty Period other than by the reinvestment of the Fund’s dividends and distributions in additional shares of the Fund.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus are to "Eastern time."

The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Underlying Fund's foreign investments may change, and therefore the value of the Fund's investment in the Underlying Fund may change, on days when investors cannot buy or redeem Fund shares.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Fund's portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Fund determines its net asset value per share. The Underlying Fund's Board has also adopted fair value policies and procedures. In addition, the discussion of "time-zone arbitrage" describes effects that the Underlying Fund's fair value pricing policy is intended to counteract.
If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares.

     Prior to March 1, 2007, the Distributor paid the first year's service fee in advance for shares purchased in grandfathered retirement plans and it retained the service fee from the Fund with respect to those shares during the first year after their purchase. After the shares were held by a grandfathered retirement plan for a year, the Distributor paid the ongoing service fee to the dealer of record on a periodic basis.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the plans, the Fund pays the Distributor an asset-based sales charge calculated at an annual rate of 0.75% of the daily net assets of Class B and Class C shares. The Distributor also receives a service fee at an annual rate of 0.25% of daily net assets under the Class B and Class C plans.

The asset-based sales charge and service fees increase Class B and Class C expenses by 1.0% of the net assets per year of the respective class. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The Distributor paid the 0.25% service fees to dealers in advance for the first year after the shares were sold by the dealer. After the shares were held for a year, the Distributor has paid the service fees to dealers on a periodic basis.

The Distributor paid a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares was therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. See the Statement of Additional Information for exceptions.

The Distributor paid a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares was therefore 1.0% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more. The Distributor typically retained the asset-based sales charge on Class C shares during the first year after the purchase of Class C shares. See the Statement of Additional Information for exceptions.

Other Payments to Financial Intermediaries and Service Providers. The Manager and the Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from the Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. These payments by the Manager or Distributor from their own resources are not reflected in the tables in the section called "Fees and Expenses of the Fund" in this prospectus because they are not paid by the Fund.

"Financial intermediaries" are firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for doing so. Your securities dealer or financial adviser, for example, is a financial intermediary, and there are other types of financial intermediaries that receive payments relating to the sale or servicing of the Fund's shares. In addition to dealers, the financial intermediaries that may receive payments include sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks and trust companies offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that dealer, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that dealer and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority (FINRA), designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your dealer or financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:

o     have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

     AccountLink privileges should have been requested on your application or your dealer’s settlement instructions if you bought your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to the bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the PhoneLink number, 1.800.225.5677.

Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.

Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call 1.800.225.5677 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this prospectus.

OPPENHEIMERFUNDS WEBSITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds website, at www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have internet account transaction capability for your account, please call the Transfer Agent at 1.800.225.5677. At times, the website may be inaccessible or its transaction features may be unavailable.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund at any time, you have up to six months to reinvest all or a part of the redemption proceeds in Class A shares of other Oppenheimer funds without paying a sales charge. If you redeem some or all of your Class A or Class B shares of the Fund during the Post-Warranty Period, you have up to six months to reinvest all or a part of the redemption proceeds in Class A shares of this Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must ask the Distributor or your financial advisor for this privilege when you send your payment for shares of the Fund into which you are reinvesting.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day. Prior to the Maturity Date and during the Post-Warranty Period, shares are redeemed at their net asset value (which may be less than your Warranty Amount) minus any applicable contingent deferred sales charge. For redemptions prior to the Maturity Date and during the Post-Warranty Period, the net asset value used in determining your share price is the next one calculated after your redemption order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. Redemption of Fund shares prior to the Maturity Date will reduce your Warranty Amount. The Fund lets you sell your shares by writing a letter, by wire, by telephone or on the internet. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1.800.225.5677, for assistance. Redemption requests received after 4:00 p.m. (or such earlier time as may be required by your financial intermediary) will be priced at the net asset value at the close of business on the next business day.

     For redemptions made on the Maturity Date (March 3, 2011), the value used in determining your share price will be the greater of (i) the then-current net asset value or (ii) your Warranty Amount per share. See the examples in the section “How is the Warranty Amount Determined?” for help in understanding how this amount is calculated. Redemptions made prior to the Maturity Date or during the Post-Warranty Period will not be protected by the Financial Warranty and the value of your shares will be the then-current net asset value of the Fund, which may be less than your Warranty Amount.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):

o     You wish to redeem more than $100,000 and receive a check.

o     The redemption check is not payable to all shareholders listed on the account statement.

o     The redemption check is not sent to the address of record on your account statement,

o     Shares are being transferred to a Fund account with a different owner or name.

o     Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:

•	a U.S. bank, trust company, credit union or savings association,

•	a foreign bank that has a U.S. correspondent bank,

•	a U.S. registered dealer or broker in securities, municipal securities or government securities, or

•	a U.S. national securities exchange, a registered securities association or a clearing agency.

If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan Accounts. There are special procedures to sell shares in an OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

Receiving Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each request. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.225.5677.

HOW DO you SELL SHARES BY MAIL? Write a letter of instruction that includes:

o     Your name,

o     The Fund's name,

o     Your Fund account number (from your account statement),

o     The dollar amount or number of shares to be redeemed,

o     Any special payment instructions,

o     Any share certificates for the shares you are selling,

o     The signatures of all registered owners exactly as the account is registered, and

o     Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for regular mail:
OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217
Use the following address for courier or express mail:
OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014

HOW DO you SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of the NYSE that day, which is normally 4:00 p.m. Eastern time, but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds-sponsored qualified retirement plan account or under a share certificate by telephone.

o     To redeem shares through a service representative or automatically on PhoneLink, call 1.800.225.5677.

Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?

Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 15 days of changing the address on an account.

Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

CAN YOU SELL SHARES THROUGH your DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge a processing fee for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchased shares subject to a Class A, Class B or Class C contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix A to the Statement of Additional Information and you advise the Transfer Agent or your financial intermediary of your eligibility for the waiver when you place your redemption request.)

     A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

•	the amount of your account value represented by an increase in net asset value over the initial purchase price,

•	shares purchased by the reinvestment of dividends or capital gains distributions, or

•	shares redeemed in the special circumstances described in Appendix A to the Statement of Additional Information.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1.     shares acquired by reinvestment of dividends and capital gains distributions,

2.     shares held for the holding period that applies to the class, and

3.     shares held the longest during the holding period.

     Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if during the Offering Period you acquired Class A, Class B or Class C shares of this Fund by exchanging shares of another Oppenheimer fund that were still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund. During the Post-Warranty Period, if you acquire Class A, Class B or Class C shares of this Fund by exchanging the same class of shares of another Oppenheimer fund that are subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

     If you purchased Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more and if you redeem any of those shares within an 18-month “holding period” measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the “Class A contingent deferred sales charge”) may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of:

•     the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
•     the original net asset value of the redeemed shares.

     The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

     If Class B shares are redeemed within six years (72 months) from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

     The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

Years Since Beginning of Month in Which Purchase Order was Accepted	Contingent Deferred Sales Charge on Redemptions in That Year (As % of Amount Subject to Charge)
0 – 1	5.0%
1 – 2	4.0%
2 – 3	3.0%
3 – 4	3.0%
4 – 5	2.0%
5 – 6	1.0%
More than 6	None

In the table, a “year” is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 88 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described above. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert, any other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see “Class B Conversion” in the Statement of Additional Information.

     If Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

How to Exchange Shares

THE OPPENHEIMERFUNDS EXCHANGE PRIVILEGE. The Fund does not offer the ability to exchange into the Fund during the Warranty Period. Because the Fund is not continuously offering its shares during the Warranty Period, if you exchange your shares of the Fund for shares of another fund you will not be able to exchange back into the Fund during the Warranty Period. In addition, your exchange will be considered a redemption and will reduce your Warranty Amount. If you make an exchange prior to the Maturity Date, you may receive an amount less than your original investment in the Fund.

You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at 1.800.CALL OPP (225.5677). The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase its transaction and administrative costs and/or affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets a portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades.

If large dollar amounts are involved in exchange or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges or purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment and the ability to exchange shares as their investment needs change. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading.

Limitations on Frequent Exchanges

30-Day Hold. If a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days, subject to the exception described below. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange and assuming no exception applied, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner is a "direct shareholder."

Exceptions to 30-Day Hold

•

Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, until June 1, 2011 all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days. Beginning June 1, 2011, exchanges into another fund from a money market fund will not be subject to the 30 calendar day block, but will continue to be monitored for excessive activity and the Transfer Agent may limit or refuse any exchange order from such money market fund in its discretion pursuant to the exchange policy of such money market fund.

•	Dividend Reinvestments and Class B Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.

•	Asset Allocation Programs. Investment programs by Oppenheimer "funds-of-funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.

•	Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.

•	Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of the Fund's prospectus.

Limitations on Exchanges in Omnibus Accounts. If you hold your Fund shares through a financial advisor or other firm such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of a retirement plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Fund, the Distributor, the Manager and the Transfer Agent encourage those financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund. However, the Transfer Agent may not be able to detect excessive short-term trading activity in accounts maintained in "omnibus" or "street name" form where the underlying beneficial owners are not identified. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charge" and "Sales Charge Waivers" in the Fund's prospectus.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

•	Shares of the fund selected for exchange must be available for sale in your state of residence.

•	The selected fund must offer the exchange privilege.

•	You must meet the minimum purchase requirements for the selected fund.

•	Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.

•	Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either the fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

OTHER LIMITS ON SHARE TRANSACTIONS. The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase or exchange order.

•

Right to Refuse Purchase and Exchange Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order.

•	Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in the Fund's prospectus. As part of the Transfer Agent's procedures to detect and deter excessive trading activity, the Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity; however, the Transfer Agent reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its discretion, has engaged in such trading activity.

HOW DO you SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing, by telephone or internet, or by establishing an Automatic Exchange Plan.

Written Exchange Requests. Send a request letter, signed by all owners of the account, to the Transfer Agent at the address on the back cover. Exchanges of shares for which share certificates have been issued cannot be processed unless the Transfer Agent receives the certificates with the request letter.

Telephone and Internet Exchange Requests. Telephone exchange requests may be made either by calling a service representative or by using PhoneLink by calling 1.800.225.5677. You may submit internet exchange requests on the OppenheimerFunds internet website, at www.oppenheimerfunds.com. You must have obtained a user I.D. and password to make transactions on that website. Telephone and/or internet exchanges may be made only between accounts that are registered with the same name(s) and address. Shares for which share certificates have been issued may not be exchanged by telephone or the internet.

Automatic Exchange Plan. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares automatically on a monthly, quarterly, semi-annual or annual basis.

Please refer to “How to Exchange Shares” in the Statement of Additional Information for more details.

Shareholder Account Rules and Policies

More information about the Fund’s policies and procedures for selling and exchanging shares is contained in the Statement of Additional Information.

A $12 annual “Minimum Balance Fee” is assessed on each Fund account with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information to learn how you can avoid this fee and for circumstances under which this fee will not be assessed.

Telephone transaction privileges for redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this prospectus.

Dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

The redemption price for shares will vary from day to day because the value of the securities in the Fund’s portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. If you redeem your shares before or after the Maturity Date, the redemption value of your shares may be more or less than their original cost. The value of your shares on the Maturity Date will equal the greater of the Warranty Amount or the Fund’s then-current net asset value.

Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

The Transfer Agent may delay processing any type of redemption payment as described under “How to Sell Shares” for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 5 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped. In some cases, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Shares may be “redeemed in kind” under unusual circumstances (such as a lack of liquidity in the Fund’s portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund’s portfolio. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted into cash. However, the Fund has made an election which requires it to pay a certain portion of redemption proceeds in cash. See the section entitled “Payments In-Kind” in the Statement of Additional Information for more information.

Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open corporate accounts. The Fund or the Transfer Agent may use this information to attempt to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

“Backup withholding” of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund’s privacy policy to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.225.5677. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

Dividends and Distributions. . The Fund intends to declare and pay dividends annually from its net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. The dividends and capital gains distributions paid on Class A and Class Y shares will generally be higher than those on Class B and Class C shares, since those share classes normally have higher expenses than Class A and Class Y shares

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS?

Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.

Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.

Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.

Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund

     Unless otherwise specified, all dividends and distributions will be automatically reinvested in additional full and fractional shares of the Fund. If you do not reinvest all of your dividends and capital gains distributions in the Fund during the Warranty Period, your Warranty Amount will be reduced.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax consequences of investing in the Fund. Fund distributions, whether taken in cash or reinvested in additional shares of the Fund or another Oppenheimer fund, are subject to Federal income tax and may be subject to state or local taxes. Distributions paid from short-term capital gains and net investment income are taxable as ordinary income and distributions from net long-term capital gains are taxable as long-term capital gains no matter how long you have held your shares. Long-term capital gains of individuals and other non-corporate taxpayers are taxed at a special reduced rate.

     The asset allocation process may increase turnover of the Fund’s assets, which may result in the realization of additional gains by the Fund. It may also result in a larger portion of any net gains being treated as short-term capital gains, which would be taxed as ordinary income when distributed to shareholders. As noted above, distributions of any gains and income will be taxable to shareholders even if those distributions are reinvested in Fund shares. Shareholders may receive taxable distributions of income from investments included in the debt portfolio even in situations where the Fund has capital losses from investments in the equity portfolio.

     The determination of the tax character of any payment of the Warranty Amount under the Warranty Agreement to the Fund as capital gain or ordinary income is not free from doubt under federal tax law. The Fund intends to take the position that its right to receive the payment under the Warranty Agreement is itself a capital asset, and that the payment in termination of such right gives rise to capital gain. Were the Internal Revenue Service to challenge such position, at least the portion of such payment attributable to capital losses previously realized by the Fund, and perhaps attributable to the Fund’s unrealized capital losses, should be treated as capital gain. Any such gain would be offset by otherwise allowable capital losses, if any. To the extent that the Fund distributes such payment to its shareholders, a portion of such payment may constitute ordinary income to the shareholders, provided however, that if the Trustees of the Fund should elect to terminate the Fund at the end of the Warranty Period, it is anticipated that the shareholders receiving such payment in exchange for their shares would be treated as receiving a return of capital to the extent of their basis in the shares of the Fund, and to the extent such payment exceeds basis, as having capital gain.

     The Fund will invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though the Fund receives no actual interest payments on these securities, the Fund will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, to generate cash in order to satisfy its distribution requirements if shareholders request cash distributions.

     After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserves the right not to so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gain) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. For the Fund’s taxable years beginning before January 1, 2012, certain distributions that are designated by the Fund as interest-related dividends or short-term gain dividends and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax. To the extent the Fund’s distributions are derived from dividends, they will not be eligible for this exemption.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell or exchange them. Any capital gain is subject to capital gains tax. Your ability to utilize capital losses may be subject to applicable limitations.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders, resulting in a reduction in the basis in their shares. If this occurs, the Fund will notify you.

     This information is only a summary of certain federal income tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights of the Fund

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm for the fiscal years ended August 31, 2009 and 2010. The financial highlights for the prior years were audited by another independent registered public accounting firm. KPMG's report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS

Class A Year Ended August 31,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$28.16	$30.54	$33.48	$30.78	$30.32

Income (loss) from investment operations:
Net investment income[1]	.59	.52	.50	.31	.43
Net realized and unrealized gain (loss)	(.66)	(1.24)	(2.46)	2.82	.55

Total from investment operations	(.07)	(.72)	(1.96)	3.13	.98

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.59)	(.47)	(.98)	(.43)	(.51)
Tax return of capital distribution	-	-	-	-	(.01)
Distributions from net realized gain	-	(1.19)	-	-	-

Total dividends and/or distributions to shareholders	(.59)	(1.66)	(.98)	(.43)	(.52)

Net asset value, end of period	$27.50	$28.16	$30.54	$33.48	$30.78

Total Return, at Net Asset Value[2]	(0.26)%	(2.37)%	(5.99)%	10.22%	3.28%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,233	$32,103	$39,578	$53,548	$63,781

Average net assets (in thousands)	$28,443	$35,035	$46,411	$59,238	$73,030

Ratios to average net assets:[3]
Net investment income	2.14%	1.80%	1.56%	0.94%	1.40%
Total expenses	1.11%	1.22%[4]	1.47%[4]	1.47%[4]	1.46%[4]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.11%	1.20%	1.23%	1.10%	1.17%

Portfolio turnover rate	0%	17%	127%	147%	74%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including all underlying fund expenses were as follows:

Year Ended August 31, 2009	1.24%
Year Ended August 31, 2008	1.71%
Year Ended August 31, 2007	1.84%
Year Ended August 31, 2006	1.75%

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended August 31,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$28.00	$30.36	$33.26	$30.58	$30.12

Income (loss) from investment operations:
Net investment income[1]	.38	.28	.23	.04	.18
Net realized and unrealized gain (loss)	(.66)	(1.23)	(2.42)	2.81	.56

Total from investment operations	(.28)	(.95)	(2.19)	2.85	.74

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.33)	(.22)	(.71)	(.17)	(.27)
Tax return of capital distribution	-	-	-	-	(.01)
Distributions from net realized gain	-	(1.19)	-	-	-

Total dividends and/or distributions to shareholders	(.33)	(1.41)	(.71)	(.17)	(.28)

Net asset value, end of period	$27.39	$28.00	$30.36	$33.26	$30.58

Total Return, at Net Asset Value[2]	(1.01)%	(3.18)%	(6.70)%	9.35%	2.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,726	$45,295	$58,136	$72,163	$76,285

Average net assets (in thousands)	$38,981	$50,752	$65,193	$75,560	$84,876

Ratios to average net assets:[3]
Net investment income	1.37%	0.99%	0.71%	0.12%	0.59%
Total expenses	1.88%	2.03%[4]	2.25%[4]	2.27%[4]	2.25%[4]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.88%	2.01%	2.01%	1.90%	1.96%

Portfolio turnover rate	0%	17%	127%	147%	74%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including all underlying fund expenses were as follows:

Year Ended August 31, 2009	2.05%
Year Ended August 31, 2008	2.49%
Year Ended August 31, 2007	2.64%
Year Ended August 31, 2006	2.54%

Class C Year Ended August 31,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$28.12	$30.48	$33.37	$30.65	$30.13

Income (loss) from investment operations:
Net investment income[1]	.40	.30	.25	.06	.20
Net realized and unrealized gain (loss)	(.66)	(1.25)	(2.44)	2.81	.55

Total from investment operations	(.26)	(.95)	(2.19)	2.87	.75

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.34)	(.22)	(.70)	(.15)	(.21)
Tax return of capital distribution	-	-	-	-	(.02)
Distributions from net realized gain	-	(1.19)	-	-	-

Total dividends and/or distributions to shareholders	(.34)	(1.41)	(.70)	(.15)	(.23)

Net asset value, end of period	$27.52	$28.12	$30.48	$33.37	$30.65

Total Return, at Net Asset Value[2]	(0.94)%	(3.16)%	(6.66)%	9.36%	2.51%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,992	$16,001	$20,167	$26,562	$31,681

Average net assets (in thousands)	$14,033	$17,463	$23,227	$29,423	$39,713

Ratios to average net assets:[3]
Net investment income	1.43%	1.04%	0.80%	0.18%	0.67%
Total expenses	1.83%	1.98%[4]	2.22%[4]	2.24%[4]	2.22%[4]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.83%	1.96%	1.98%	1.87%	1.93%

Portfolio turnover rate	0%	17%	127%	147%	74%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including all underlying fund expenses were as follows:

Year Ended August 31, 2009	2.00%
Year Ended August 31, 2008	2.46%
Year Ended August 31, 2007	2.61%
Year Ended August 31, 2006	2.51%

INFORMATION AND SERVICES

For More Information on Oppenheimer Principal Protected Main Street Fund II

The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund’s investment policies, risks, and operations. It is incorporated by reference into this prospectus (which means it is legally part of this prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund’s investments and performance is available in the Fund’s Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

How to Get More Information

You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Fund’s privacy policy and other information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
By Mail:	Write to: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
On the Internet:	You can request these documents by e-mail or through the OppenheimerFunds website. You may also read or download certain documents on the OppenheimerFunds website at: www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the Securities and Exchange Commission's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the Securities and Exchange Commission's e-mail address: publicinfo@sec.gov or by writing to the Securities and Exchange Commission 's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund’s SEC File No. 811-21414     The Fund’s shares are distributed by:

SP0711.001.1210                                 OppenheimerFunds Distributor, Inc.

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